      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 17, 1996

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /         Preliminary Proxy Statement           / /         Confidential, for Use of the
/X/         Definitive Proxy Statement                        Commission Only (as permitted
/ /         Definitive Additional Materials                   by Rule 14a-6(e)(2))
/ /         Soliciting Material Pursuant to
            Rule 14a-11(c) or Rule 14a-12

                                 LECHTERS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 LECHTERS, INC.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/       $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
          or Item 22(a)(2) of Schedule 14A.
/ /       $500 per each party to the controversy pursuant to Exchange Act Rule
14a-6(i)(3).
/ /       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

(1) Title of each class of securities to which transaction applies:
- --------------------------------------------------------------------------------

(2) Aggregate number of securities to which transactions applies:
- --------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
- --------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
- --------------------------------------------------------------------------------

(5) Total fee paid:
- --------------------------------------------------------------------------------

/ /   Fee paid previously with preliminary materials.
- --------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

- --------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------

(3) Filing Party:

- --------------------------------------------------------------------------------

(4) Date Filed:

- --------------------------------------------------------------------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

  IT IS ANTICIPATED THAT THIS PROXY STATEMENT AND A RELATED FORM OF PROXY WILL
                         FIRST BE DELIVERED TO SECURITY
                        HOLDERS ON OR AROUND MAY 17, 1996

                                 LECHTERS, INC.
                               1 CAPE MAY STREET
                        HARRISON, NEW JERSEY 07029-9998

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

     The Annual Meeting of Shareholders of Lechters, Inc. (the "Company") will be held at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, 19th Floor, New York, New York on Tuesday, June 18, 1996, at 9:00 a.m., for the following purposes:

(1) to elect four directors;

(2) to consider and act upon a proposal to ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending February 1, 1997; and

(3) to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on May 3, 1996 as the record date for determining shareholders entitled to notice of and to vote at the meeting. The transfer books of the Company will not be closed.

                                           By Order of the Board of Directors,

                                                    IRA S. ROSENBERG,
                                                        Secretary

Harrison, New Jersey
May 17, 1996

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

                                 LECHTERS, INC.
                               1 CAPE MAY STREET
                        HARRISON, NEW JERSEY 07029-9998

                                PROXY STATEMENT

     This Proxy Statement is furnished to the shareholders of Lechters, Inc., a New Jersey corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders of the Company to be held on Tuesday June 18, 1996 and any adjournment or adjournments thereof. A copy of the notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about May 17, 1996.

     Only shareholders of record at the close of business on May 3, 1996, the record date for the meeting, will be entitled to notice of and to vote at the meeting. On the record date the Company had outstanding 17,155,086 shares of common stock, no par value (the "Common Stock"), 149,999 shares of Series A Convertible Preferred Stock, $100 par value ("Series A Preferred Stock"), and 50,001 shares of Series B Convertible Preferred Stock, $100 par value ("Series B Preferred Stock" and, together with the Series A Preferred Stock, the "Preferred Stock").(1) The Preferred Stock was issued to Prudential Private Equity Investors III, L.P. ("PPEI") on April 5, 1996.

     On all matters submitted to the shareholders for a vote, holders of the Common Stock are entitled to one vote per share, holders of the Series A Preferred Stock are entitled to one vote for each share of Common Stock issuable upon conversion of the Series A Preferred Stock as of the record date for such vote, and holders of the Series B Preferred Stock have no voting rights. The holders of the Series A Preferred Stock are entitled to vote 2,399,984 shares at the 1996 Annual Meeting of Shareholders. PPEI was the sole holder of all of the outstanding shares of Series A Preferred Stock as of the record date.

     The holders of Series A Preferred Stock, voting separately as a single series to the exclusion of all other series of the Company's capital stock, and with each share of Series A Preferred Stock entitled to one vote, are entitled to elect one Director to serve on the Company's Board of Directors until he is removed from office or his successor is duly elected by the holders of the Series A Preferred Stock. PPEI, as holder of the Series A Preferred Stock, has designated Robert Knox, who has been serving as a Director of the Company since 1986, as the Director to serve on the Company's Board of Directors. His term expires as of the 1997 Annual Meeting of Shareholders.

     Shareholders who execute proxies may revoke them by giving written notice to the Secretary of the Company at any time before such proxies are voted or by executing a later-dated proxy. Attendance at the meeting will not have the effect of revoking a proxy unless the shareholder so attending, in writing, so notifies the Secretary of the meeting at any time prior to the voting of the proxy.

     The Board of Directors does not know of any matter that is expected to be presented for consideration at the meeting, other than (i) the election of directors and (ii) the proposal to ratify the appointment of the independent auditors of the Company for the current fiscal year. However, if other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

     The Company will bear the cost of the meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, directors, officers and regular employees of the Company (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals and the Company will reimburse them for their expenses.

- ---------------

     (1)The Preferred Stock is convertible into a number of shares of Common Stock that is computed by multiplying the number of shares of Preferred Stock by $100 and dividing the result by the conversion price then in effect. The conversion price presently in effect is $6.25.

     Directors will be elected by a plurality of the votes cast. All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by the Board of Directors of the Company intend to vote for the nominees for election as directors of the Company listed herein. Abstentions and broker non-votes will not be considered votes cast.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth information regarding the beneficial ownership of Common Stock by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, based upon total shares outstanding as of April 12, 1996:

                                                                         NUMBER OF
                                                                          SHARES         PERCENT
                                                                        BENEFICIALLY      OF
NAME AND ADDRESS                                                           OWNED         CLASS
- --------------------------------------------------------------------    -----------      -----
Donald Jonas........................................................    4,175,411(1)     24.3%
  c/o Lechters, Inc.
1 Cape May Street
Harrison, New Jersey 07029
ICM Asset Management, Inc...........................................    1,770,601(2)     10.3%
  601 W. Main Ave., Ste. 917
  Spokane, WA 99201
FMR Corp............................................................    2,024,625(3)     11.78%
  82 Devonshire Street
  Boston, MA 02109-3614
Fidelity Management & Research Company..............................    1,940,585(4)     11.29%
  82 Devonshire Street
  Boston, MA 02109-3614
Neuberger & Berman L.P..............................................      970,000(5)     5.65%
  605 Third Ave.
  NY, NY 10158-3698

- ------------------------

(1) Includes 111,384 shares held by Mr. Jonas' wife, as to which shares Mr. Jonas disclaims beneficial ownership.

(2) ICM Asset Management, Inc., has sole voting power with respect to 974,651 shares and sole dispositive power with respect to all the shares. Based on information as of February 9, 1996, contained in a Schedule 13G filed with the Securities and Exchange Commission.

(3) Includes: (i) 1,940,585 shares beneficially owned by Fidelity Management & Research Company, a subsidiary of FMR Corp.; and (ii) 84,041 shares beneficially owned by Fidelity Management Trust Company, a subsidiary of FMR Corp. FMR Corp. has sole voting power with respect to 34,287 shares and sole dispositive power with respect to all the shares. Based on information as of February 14, 1996, contained in a Schedule 13G filed with the Securities and Exchange Commission.

(4) Includes 26,885 shares issuable on conversion of convertible subordinated debentures. Based on information as of February 14, 1996, contained in a
    Schedule 13G filed with the Securities and Exchange Commission.

(5) Neuberger & Berman L.P. has shared voting power and shared dispositive power with respect to all the shares. Based on information as of February 12, 1996, contained in a Schedule 13G filed with the Securities and Exchange Commission.

     The following table sets forth information regarding the beneficial ownership of Series A Preferred Stock by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Series A Preferred Stock, based upon total shares outstanding as of April 12, 1996:

                                                                        NUMBER OF
                                                                          SHARES          PERCENT
                                                                       BENEFICIALLY        OF
NAME AND ADDRESS                                                          OWNED           CLASS
- -------------------------------------------------------------------    ------------       -----
Prudential Private
  Equity Investors III, L.P........................................      149,999(1)        100%
717 Fifth Avenue
Suite 1100
New York, New York 10022

(1) Robert Knox, a director of the Company and a limited partner in PPEI, disclaims all beneficial ownership of the Preferred Stock.

     The following table sets forth information regarding the beneficial ownership of Series B Preferred Stock by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Series B Preferred Stock, based upon total shares outstanding as of April 12, 1996:

                                                                       NUMBER OF
                                                                         SHARES            PERCENT
                                                                      BENEFICIALLY          OF
                         NAME AND ADDRESS                                OWNED             CLASS
- ------------------------------------------------------------------    ------------         -----
Prudential Private
  Equity Investors III, L.P.......................................       50,001(1)          100%
717 Fifth Avenue
Suite 1100
New York, New York 10022

(1) Robert Knox, a director of the Company and a limited partner in PPEI, disclaims all beneficial ownership of the Preferred Stock.

     Except as noted in the footnotes in the three tables above, (i) none of such shares are known by the Company to be shares with respect to which the beneficial owner has the right to acquire beneficial ownership and (ii) the Company believes the beneficial holders listed above have sole voting and investment power regarding the shares shown as being beneficially owned by such beneficial holders.

ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes with each class holding office for a staggered three-year term. The terms of Messrs. Davis, Fischman, Malkin and Matthews, the Class C Directors, will expire at the Annual Meeting of Shareholders to be held on June 18, 1996, and such persons are nominees for reelection as directors at such meeting. The terms of Messrs. Jonas, Lechter and Pfeffer, as Class A Directors, will expire in 1998 and the terms of Ms. Maneker and of Messrs. Begun, Knox and Wolff, the Class B Directors, will expire in 1997.

     At the meeting, Messrs. Davis, Fischman, Malkin and Matthews are to be elected directors to hold office until the annual meeting in 1999 and until each of their successors has been elected and qualified. If any nominee listed in the table below should become unavailable for any reason, which management does not now anticipate, the persons named in the proxy solicited by the Board of Directors reserve the right to substitute another person of their choice in his or her place. All nominees named in the table below are now directors of the Company.

     The following information is furnished with respect to each nominee for director of the Company and each other member of the Board of Directors whose term of office will continue after the Annual Meeting. All such information has been furnished to the Company by such directors.

                                    NOMINEES

                         CLASS C -- TERMS EXPIRING 1996

                                                                                  CURRENT
                                                                                 POSITIONS
NAME AND AGE                                                                  WITH THE COMPANY
- ----------------------------------------------------------------------------------------------
Charles A. Davis (47).........................................................     Director
Bernard D. Fischman (81)......................................................     Director
Anthony E. Malkin (33)........................................................     Director
Norman Matthews (63)..........................................................     Director

                         DIRECTORS CONTINUING IN OFFICE

                         CLASS B -- TERMS EXPIRING 1997

                                                                                  CURRENT
                                                                                 POSITIONS
NAME AND AGE                                                                  WITH THE COMPANY
- ----------------------------------------------------------------------------------------------
Martin S. Begun (63)..........................................................     Director
Robert Knox (44)..............................................................     Director
Roberta S. Maneker(58)........................................................     Director
John Wolff (43)...............................................................     Director

                         CLASS A -- TERMS EXPIRING 1998

                                                                               CURRENT POSITIONS
NAME AND AGE                                                                    WITH THE COMPANY
- -------------------------------------------------------------  ---------------------------------
Donald Jonas (66)............................................  Chairman of the Board, President
                                                               and Chief Executive Officer
Albert Lechter (67)..........................................                           Director
Leonard Pfeffer (69).........................................                           Director

     Donald Jonas has been Chairman of the Board and a director of the Company or its former parent since 1979. Mr. Jonas has been President and Chief Executive Officer since January 16, 1996 following the term of Steen Kanter, and Mr. Jonas previously served as Chief Executive Officer of the Company from January 1984 to January 1994. He is also a director of Dress Barn, Inc.

     Albert Lechter served as President and a director of the Company or its former parent from 1975 to 1992. Mr. Lechter was Vice Chairman of the Board from 1992 until November 1993.

     Leonard Pfeffer has been a director of the Company or its former parent since 1979. He served as an Executive Vice President from 1979 to 1992. He was also Chief Financial Officer of the Company from 1983 to 1991.

     Anthony E. Malkin has been a director of the Company since December, 1994. He has been President and Chief Operating Officer of W&M Properties, Inc. for more than the last five years.

     Charles A. Davis is a limited partner of Goldman, Sachs & Co., an investment banking firm, and was a general partner of Goldman, Sachs & Co. from 1990 to December 1994. He is also a director of Media General, Inc., US Life Corporation and Merchants Bancshares, Inc. He has been a director of the Company since 1989.

     Bernard D. Fischman has been Of Counsel to the law firm of LeBoeuf, Lamb, Greene & MacRae, L.L.P., which serves as counsel to the Company, since March of 1994. Prior to that time he was a partner in the law firm of Shea & Gould for more than the previous five years. He has been a director of the Company since 1989.

     Norman Matthews has been a retail consultant to the Company since 1989. He served as the President of Federated Department Stores from 1987 to 1988 and was Vice Chairman of the Board of Federated Department Stores from 1983 to 1988. He is a director of Progressive Corp., Loehmann's, Inc., Eye Care Centers of America, Toys R' Us and Finlay Jewelry. He previously served as a director of Hills Stores Company. He has been a director of the Company since 1989.

     Martin S. Begun has been associated with New York University since 1963 and is currently Vice President for External Relations of the New York University Medical Center and Associate Dean of its School of Medicine. He has been a director of the Company since 1986.

     Robert Knox has been Chairman and Chief Executive Officer of Prudential Equity Investors, Inc. since 1994, and was President of that firm from 1984 to 1994. He is also a director of Health Management Associates, Inc. and several private companies. He has been a director of the Company since 1986, and is the designated director of the holder of the Series A Preferred Stock.

     Roberta S. Maneker has been self-employed since November 1994. Prior to that time she was Senior Vice President of Marketing and Corporate Communications at Christie's, an auction house, since 1987. She has been a director of the Company since 1992.

     John Wolff has been a partner of CEW Partners, a New York-based investment firm, since 1984. He has been a director of the Company since 1986, and has served as a part-time consultant to the Company from time to time.

BENEFICIAL OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The table below sets forth the beneficial ownership of the Common Stock as of April 12, 1996 by (i) each director and nominee for director, (ii) each of the executive officers named in the "Summary Compensation Table," and (iii) all directors and executive officers of the Company as a group.

                                                                 AMOUNT AND NATURE
                                                                   OF BENEFICIAL
                                                                    OWNERSHIP OF
                                                                 COMMON STOCK AS OF       PERCENT
           NAME                         POSITION                   APRIL 12, 1996         OF CLASS
- --------------------------  ---------------------------------    ------------------       --------
Donald Jonas..............  Chairman of the Board, President          4,175,411(1)           24.3%
                            and Chief Executive Officer
Anthony E. Malkin.........  Director                                     15,408(2)           (11)
Albert Lechter............  Director                                      3,000              (11)
Leonard Pfeffer...........  Director                                     29,120              (11)
Martin S. Begun...........  Director                                      2,000(3)           (11)
Robert Knox...............  Director                                     19,888(3)           (11)
Roberta S. Maneker........  Director                                      2,000(3)           (11)
John Wolff................  Director                                     62,000(3)(4)        (11)
Charles A. Davis..........  Director                                        400(3)           (11)
Bernard D. Fischman.......  Director                                     58,200(5)           (11)
Norman Matthews...........  Director                                    138,302(6)           (11)
Frank O'Neill.............  Senior Vice President-Director of               592(7)           (11)
                            Real Estate and Construction

                                                                 AMOUNT AND NATURE
                                                                   OF BENEFICIAL
                                                                    OWNERSHIP OF
                                                                 COMMON STOCK AS OF       PERCENT
           NAME                         POSITION                   APRIL 12, 1996         OF CLASS
- --------------------------  ---------------------------------    ------------------       --------
James A. Shea.............  Senior Vice President-                        2,000(8)           (11)
                            General Merchandising Manager
John W. Smolak............  Senior Vice President and Chief                   0(8)           (11)
                            Financial Officer
Robert Harloe.............  Senior Vice President-                            0(8)           (11)
                            Human Resources
Steen Kanter..............  Former Chief Executive Officer                    0(9)           (11)
                            and Vice Chairman of the Board
All directors and
  executive officers of
  the Company as a group
  (18 persons)............
                                                                      4,440,287(10)          25.9%

- ---------------

 (1) Information concerning Mr. Jonas' ownership of Common Stock is set forth under "Principal Shareholders."

 (2) Includes 12,508 shares held jointly with Mr. Malkin's wife and 2,900 shares held by a trust for the benefit of Mr. Malkin's children of which Mr. Malkin is trustee.

 (3) Does not include 6,000 shares of Common Stock issuable pursuant to options not exercisable within 60 days of April 12, 1996.

 (4) Includes 60,000 shares of Common Stock held of record by CEW Partners, the general partner of which is Basil Venture Partners of which Mr. Wolff is a partner, although Mr. Wolff disclaims such beneficial ownership.

 (5) Does not include 1,000 shares of Common Stock issuable pursuant to options not exercisable within 60 days of April 12, 1996.

 (6) Includes 128,302 shares of Common Stock issuable pursuant to options exercisable either currently or within 60 days of April 12, 1996. Does not include 21,000 shares of Common Stock issuable pursuant to options not exercisable within 60 days of April 12, 1996.

 (7) Does not include 101,000 shares of Common Stock issuable pursuant to the exercise of options not exercisable within 60 days of April 12, 1996.

 (8) Does not include 70,000 shares of Common Stock issuable pursuant to options not exercisable within 60 days of April 12, 1996.

 (9) Does not include any options granted because all options granted to Mr. Kanter lapsed as a result of the termination of his employment.

(10) Includes 168,302 shares of Common Stock issuable pursuant to the exercise of options exercisable within 60 days of April 12, 1996. Does not include 450,500 shares of Common Stock issuable pursuant to the exercise of options not exercisable within 60 days of April 12, 1996.

(11) The percentage of shares beneficially owned does not exceed one percent of the outstanding shares on April 12, 1996.

     The table below sets forth the beneficial ownership of the Preferred Stock as of April 12, 1996 by (i) each director and nominee for director, (ii) each of the executive officers named in the "Summary Compensation Table," and (iii) all directors and executive officers of the Company as a group.

                                                                       AMOUNT AND
                                                                         NATURE
                                                                      OF BENEFICIAL
                                                                      OWNERSHIP OF
                                                                     PREFERRED STOCK   PERCENT
                                                                          AS OF          OF
    NAME                                      POSITION               APRIL 12, 1996     CLASS
                                ------------------------------------ ---------------   -------
Donald Jonas..................  Chairman of the Board, President and
                                  Chief Executive Officer                      0           0
Anthony E. Malkin.............  Director                                       0           0
Albert Lechter................  Director                                       0           0
Leonard Pfeffer...............  Director                                       0           0
Martin S. Begun...............  Director                                       0           0
Robert Knox...................  Director                                 200,000(1)      100%
Roberta S. Maneker............  Director                                       0           0
John Wolff....................  Director                                       0           0
Charles A. Davis..............  Director                                       0           0
Bernard D. Fischman...........  Director                                       0           0
Norman Matthews...............  Director                                       0           0
Frank O'Neill.................  Senior Vice President -- Director of
                                Real Estate and Construction                   0           0
James A. Shea.................  Senior Vice President -- General
                                  Merchandising Manager                        0           0
John W. Smolak................  Senior Vice President and Chief
                                Financial Officer                              0           0
Robert Harloe.................  Senior Vice President -- Human
                                  Resources                                    0           0
Steen Kanter..................  Former Chief Executive Officer and
                                Vice Chairman of the Board                     0           0
All directors and executive
  officers of the Company as a
  Group (18 persons)..........                                           200,000(1)      100%

- ---------------

(1) Includes 149,999 shares of Series A Preferred Stock and 50,001 shares of Series B Preferred Stock held of record by PPEI, of which Mr. Knox is a limited partner but disclaims such beneficial ownership.

     Except as noted in the footnotes above, (i) none of such shares is known by the Company to be shares with respect to which such beneficial owner has the right to acquire beneficial ownership and (ii) the Company believes the beneficial holders listed above have sole voting and investment power regarding the shares shown as being beneficially owned by them.

DIRECTOR COMPENSATION AND ATTENDANCE

     Directors who are not officers of, consultants to or attorneys for the Company receive directors' fees of $1,000 per meeting, plus an annual fee of $10,000.

     In January of 1996, pursuant to the Stock Option Plan, each of Ms. Maneker and Messrs. Begun, Davis, Fischman, Knox, Matthews and Wolff received an option to purchase 1,000 shares of Common Stock. The shares subject to these options vest in five equal annual installments commencing on the first anniversary of the date of grant, subject to such terms and provisions as determined by the Stock Option Committee in the event of death, retirement or disability of a director or the termination of a director's association with the Company. The exercise price of such options was equal to the fair market value of the Common Stock on the date of grant. The options expire no later than 10 years from the date of grant. As of the date hereof, none of such options have been exercised. Mr. Matthews received an option with terms identical to the above Stock Option Plan commencing as of August 1, 1994.

     Pursuant to a consulting agreement between the Company and Norman Matthews, Mr. Matthews received $50,000 in the fiscal year ended February 3, 1996 for services provided to the Company.

     Pursuant to a consulting agreement between the Company and Leonard Pfeffer, Mr. Pfeffer received approximately $75,000 in the fiscal year ended February 3, 1996 for providing certain advisory services to the Company and refraining from direct or indirect employment in substantial competition with the Company. Mr. Pfeffer will receive $75,000 annually until the expiration of the agreement in 2002. The Company maintains life insurance coverage for Mr. Pfeffer so that upon the death of such executive the Company will receive from the insurance proceeds a sum approximately sufficient to offset the aggregate benefits payable under such consulting agreement. Pursuant to a June 15, 1995 amendment to the consulting agreement, Mr. Pfeffer may participate in the Company's group life, medical and dental insurance plans until 2002. In addition, the Company will maintain a split dollar life insurance policy for the life of Mr. Pfeffer (under the split dollar policy, the Company is entitled to receive from the cash surrender value or death benefit a sum equal to the premium cost incurred by the Company to maintain the policy, with the remainder going to a beneficiary chosen by the executive insured).

     Pursuant to a consulting agreement between the Company and Albert Lechter, Mr. Lechter received approximately $100,000 in the fiscal year ended February 3, 1996, for providing certain advisory services to the Company and refraining from direct or indirect employment in substantial competition with the Company. Mr. Lechter will receive $100,000 annually until the expiration of the agreement in 2003. The Company maintains life insurance coverage for Mr. Lechter so that upon the death of such executive the Company will receive from the insurance proceeds a sum approximately sufficient to offset the aggregate benefits payable under such consulting agreement. Pursuant to a June 15, 1995 amendment to the consulting agreement, Mr. Lechter may participate in the Company's group life, medical and dental insurance plans until 2003, and will receive a car allowance and secretarial and office services for that period. In addition, the Company will maintain a split dollar life insurance policy for the life of Mr. Lechter.

     The Board of Directors held six meetings during the fiscal year ended February 3, 1996. During such fiscal year, none of the directors attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served.

BOARD COMMITTEES AND MEMBERSHIP

     The Company has an Executive Committee consisting of Charles A. Davis, Donald Jonas, Albert Lechter and John Wolff, which is empowered to exercise all powers of the Board of Directors in the management of the affairs of the Company with certain exceptions. The Executive Committee held no meetings during the fiscal year ended February 3, 1996.

     The Company has an Audit Committee, consisting of Martin S. Begun, Robert Knox and John Wolff, which reviews the scope and results of the independent accountants' examination and related fees, the internal audit activity of the Company and other pertinent auditing and internal control matters. The Audit Committee held two meetings during the fiscal year ended February 3, 1996.

     The Company has a Compensation Committee, consisting of Martin S. Begun, Bernard D. Fischman and Roberta S. Maneker. The Compensation Committee has the authority to review all matters relating to the personnel of the Company. The Compensation Committee held two meetings during the fiscal year ended February 3, 1996.

     The Company does not have a Nominating Committee.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table contains information about the compensation paid by the Company for services rendered in all capacities during the three fiscal years ended February 3, 1996 to the Chief Executive Officer of the Company and each of the four most highly paid executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG TERM COMPENSATION
                                                                     --------------------------------------------
                                                                                                         PAYOUTS
                                                   ANNUAL             OTHER             AWARDS             LONG      ALL
                                                COMPENSATION         ANNUAL      --------------------      TERM     OTHER
                                            ---------------------    COMPEN-     RESTRICTED             INCENTIVE  COMPEN-
                                 YEAR        SALARY       BONUS      SATION       STOCK      OPTIONS       PLAN     SATION
NAME AND PRINCIPAL POSITION      ENDED         ($)         ($)         ($)        AWARDS       (#)        PAYOUT     ($)
- -----------------------------  ---------    ---------    --------    -------     --------    --------    --------  --------
Donald Jonas.................     2/3/96    $  60,000    $     --    $28,476(5)        --          --          --  $140,413 6)(7)(9)
  Chairman of the Board,         1/28/95       60,000          --     40,709           --          --          --   140,812
  President and Chief            1/29/94       60,000          --     41,697           --          --          --   143,430
  Executive Officer
Robert J. Harloe(1)..........     2/3/96      169,962       8,250         --       25,000      45,000          --   145,776(6)(8)
  Senior Vice President --       1/28/95           --          --         --           --          --          --        --
  Human Resources                1/29/94           --          --         --           --          --          --        --
Frank O'Neill................     2/3/96      264,885      25,000         --       25,000      76,000          --     2,087(6)(7)
  Senior Vice President --       1/28/95      250,000      20,000         --           --      11,000          --     4,005
  Director of Real Estate        1/29/94      200,538      20,000         --           --      20,000          --       408
James A. Shea(2).............     2/3/96      290,014          --         --       25,000      45,000          --    77,184(6)(8)
  Senior Vice President --       1/28/95           --          --         --           --          --          --        --
  General Merchandising          1/29/94           --          --         --           --          --          --        --
  Manager
John W. Smolak(3)............     2/3/96      216,737          --         --       25,000      45,000          --   134,982(6)(8)
  Senior Vice President and      1/28/95           --          --         --           --          --          --        --
  Chief Financial Officer        1/29/94           --          --         --           --          --          --        --
Steen Kanter(4)..............     2/3/96      391,923      50,000         --           --      20,000          --   601,441(6)(7)
  Former Vice Chairman and       1/28/95      350,002          --         --      100,000     100,000          --       882
  Chief Executive Officer        1/29/94           --          --         --           --          --          --        --

- ---------------

(1) Mr. Harloe became Vice President -- Human Resources on August 1, 1994 and Senior Vice President -- Human Resources March 5, 1996.

(2) Mr. Shea has been Senior Vice President -- General Merchandising Manager since November 14, 1994.

(3) Mr. Smolak became Vice President and Chief Financial Officer on February 20, 1995 and Senior Vice President on March 5, 1996.

(4) Mr. Kanter's term as Vice Chairman and Chief Executive Officer of the Company terminated effective January 10, 1996 by mutual agreement pursuant to which he received his salary through that date and an additional $600,000. Mr. Kanter is named in this "Executive Compensation" section pursuant to requirements of the Securities and Exchange Commission.

(5) Represents the cost of the Company of providing Mr. Jonas with a automobile and a driver for the three fiscal years ended February 3, 1996, January 28, 1995 and January 29, 1994, respectively.

(6) Includes insurance premiums paid by the Company with respect to term life insurance for each of the named executive officers.

(7) Includes matching contributions under the Company's 401(k) plan of $615 for Mr. Jonas, $1,583 for Mr. O'Neill and $937 for Mr. Kanter.

(8) Includes the cost of the Company for the relocation of Mr. Harloe, $145,272; Mr. Shea, $76,680; and Mr. Smolak $134,478.

(9) Includes insurance premiums in the amount of $138,294 paid by the Company with respect to split-dollar life insurance policies for the benefit of Mr. Jonas on the lives of Mr. Jonas and his wife. Mr. Jonas' designee is the owner of the policies and the owner has the right to designate the beneficiary thereunder. In the event of the death of Mr. Jonas and his wife, the beneficiary receives the death benefit and in the event of the policy cancellation, the owner receives the cash surrender value. However, both the death benefit and the cash surrender value are subject to the right of the Company to receive a sum equal to the aggregate premium cost incurred by the Company for the maintenance of the policies.

EMPLOYMENT AND CONSULTING AGREEMENTS

     Steen Kanter served as Chief Executive Officer and Vice Chairman of the Board of the Company until his terms ended by mutual agreement effective January 10, 1996. He had been employed pursuant to an employment agreement which provided for a five year term commencing January 31, 1994 at a base annual salary of $350,000, which was increased to $400,000 on February 1, 1995. The employment agreement was terminated pursuant to an agreement under which Mr. Kanter received $600,000.

     The Company's consulting agreements with Messrs. Lechter and Pfeffer are discussed under "Director Compensation and Attendance." The Company's consulting agreement with Mr. Jonas is discussed under "Board Report on Executive Compensation."

STOCK OPTIONS

     The following table contains information concerning the grant of options under the Stock Option Plan and outside of the Stock Option Plan to each of the executive officers named in the Summary Compensation Table during the fiscal year ended February 3, 1996. The Stock Option Plan does not permit the issuance of stock appreciation rights.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                     POTENTIAL REALIZABLE
                                                          INDIVIDUAL GRANTS                            VALUE AS ASSUMED
                                                    ------------------------------                      ANNUAL RATES OF
                                                       PERCENT OF                                         STOCK PRICE
                                                         TOTAL                                         APPRECIATION FOR
                                                    OPTIONS GRANTED      EXERCISE                       OPTION TERM(2)
                                      OPTIONS       TO EMPLOYEES IN       PRICE       EXPIRATION     ---------------------
              NAME                 GRANTED(#)(1)      FISCAL YEAR       ($/SHARE)        DATE         5%($)        10%($)
- ---------------------------------  -------------    ----------------    ----------    ----------     --------     --------
Donald Jonas.....................          --               --           $     --            --      $     --     $     --
Robert J. Harloe.................      20,000             3.3%               5.00       1/17/06        75,106      178,828
                                       50,000(3)          8.3%             5.0625       1/23/06       184,640      443,945
Frank O'Neill....................      51,000             8.4%               5.00       1/17/06       191,520      456,011
                                       50,000(3)          8.3%             5.0625       1/23/06       184,640      443,945
James A. Shea....................      20,000             3.3%               5.00       1/17/06        75,106      178,828
                                       50,000(3)          8.3%             5.0625       1/23/06       184,640      443,945
John W. Smolak...................      20,000             3.3%               5.00       1/17/06        75,106      178,828
                                       50,000(3)          8.3%             5.0625       1/23/06       184,640      443,945
Steen Kanter(4)..................          --               --                 --            --            --           --

- ---------------

(1) Options are granted pursuant to the Stock Option Plan and generally become exercisable annually, in increments of 20% of the total grant, beginning on the first anniversary of the date of grant. The exercisability of such options is dependent on continued employment with the Company. Options were granted at fair market value of the Common Stock on the date of grant and expire 10 years from the date of grant. The option exercise price may be paid in shares of Common Stock owned by the executive officer, in cash, or in any combination thereof. In the event of change in control of the Company, these options may vest automatically and be exercisable immediately in full, under certain circumstances. The table does not reflect options granted during the fiscal year prior to December 22, 1995 to the named officers and cancelled as part of a repricing on December 22, 1995, because the repriced options are included in this table and detailed in the "Ten-Year Option Repricings" table.

(2) The potential realizable value represents the estimated future gain in the value of the options over their exercise price which may exist immediately prior to the scheduled expiration date of the options. The calculation assumes the specified compounded rates of appreciation in the per share price of the Common Stock starting on the date of grant and further assumes that the options will be exercised on the expiration date. The actual value, if any, which may be realized will depend upon the market price of the Common Stock on the date the option is exercised. There is no assurance that the actual value, if any, which may be realized at, or near, the value estimated by the calculations above. The market price of the Common Stock at February 3, 1996 was $5.375 per share.

(3) Includes options to purchase 25,000 shares of Common Stock subject to the satisfaction of an earnings test established annually.

(4) Options granted to Mr. Kanter in the last fiscal year lapsed as a result of the termination of his employment.

     The following table sets forth information for each of the executive officers named in the Summary Compensation Table with respect to the value of options exercised during the fiscal year ended February 3, 1996 and the value of outstanding and unexercised options held as of February 3, 1996, based upon the market value of the Common Stock of $5.375 per share on that date. There were no options exercised by the executive officers named below during the fiscal year ended February 3, 1996.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                     NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED
                                                                       OPTIONS AT FISCAL            IN-THE-MONEY OPTIONS AT
                                      SHARES                              YEAR-END(#)                FISCAL YEAR-END($)(1)
                                    ACQUIRED ON       VALUE       ----------------------------    ----------------------------
               NAME                 EXERCISE(#)    REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
- ----------------------------------  -----------    -----------    -----------    -------------    -----------    -------------
Donald Jonas......................      --           -$-             --               --            -$-             $    --
Robert J. Harloe..................      --             --            --             20,000            --              7,500
                                                                     --             50,000            --             15,625
Frank O'Neill.....................      --             --            --             51,000            --             19,125
                                                                     --             50,000            --             15,625
James A. Shea.....................      --             --            --             20,000            --              7,500
                                                                     --             50,000            --             15,625
John W. Smolak....................      --             --            --             20,000            --              7,500
                                                                     --             50,000            --             15,625
Steen Kanter......................      --             --          20,000  (2)        --              --                 --

- ---------------

(1) Represents the difference between the closing market price of the Common Stock at February 3, 1996 of $5.375 per share and the exercise price per share of in-the-money options multiplied by the number of shares underlying the in-the-money options.

(2) Subsequently lapsed as a result of the termination of Mr. Kanter's employment.

     On December 22, 1995, the Company offered to all optionees under the Stock Option Plan the right to cancel any or all outstanding options and to receive new options replacing the cancelled options at market price on January 17, 1996. The new options vest at a rate of 20% of the fixed number of shares per year from the date of the grant of new options.

     The following table contains information concerning the repricing of the options to each of the executive officers named in the Summary Compensation Table during the fiscal year ended February 3, 1996. The Stock Option Plan does not permit the issuance of stock appreciation rights.

                         TEN-YEAR OPTION/SAR REPRICINGS

                         TEN-YEAR OPTION/SAR REPRICINGS

                                                         MARKET
                                          NUMBER OF     PRICE OF    EXERCISE                  LENGTH OF
                                          SECURITIES    STOCK AT    PRICE AT               ORIGINAL OPTION
                                          UNDERLYING     TIME OF     TIME OF               TERM REMAINING
                                         OPTIONS/SARS   REPRICING   REPRICING     NEW        AT DATE OF
                                         REPRICED OR       OR          OR       EXERCISE    REPRICING OR
            NAME                DATE       AMENDED      AMENDMENT   AMENDMENT    PRICE        AMENDMENT
- ----------------------------   -------   ------------   ---------   ---------   --------   ---------------
Donald Jonas................     --         --            $--       $     --     $--                    --
Robert J. Harloe............   1/17/96    20,000         5.00          13.75     5.00          8 1/2 Years
Frank O'Neill...............   1/17/96    20,000         5.00        14.5625     5.00              5 Years
                               1/17/96    20,000         5.00          14.50     5.00          7 1/2 Years
                               1/17/96    11,000         5.00          13.75     5.00          8 1/2 Years
James A. Shea...............   1/17/96    20,000         5.00          17.75     5.00              9 Years
John W. Smolak..............   1/17/96    20,000         5.00          17.00     5.00              9 Years
Steen Kanter................     --         --            --              --      --                    --

BOARD REPORT ON EXECUTIVE COMPENSATION

     The principal objectives of the Company's compensation program are to attract and retain qualified executives and to provide incentives for such executives to enhance the profitability and growth of the Company and thus enhance shareholder value.

     During the fiscal year ended February 3, 1996, the Company's executive compensation program was administered by the Board of Directors. The executive compensation program consists principally of base salaries and long-term incentives.

     The following describes components of the Company's executive compensation program and the related factors considered by the Board in determining compensation:

     Base Salaries. Base salaries are determined after evaluating a number of factors, including local market conditions, job performance and amounts paid to executives with comparable experience, qualifications and responsibilities at other retailers. The Company defers the compensation payable to certain employees (as described below), lowering the base salaries currently payable to such employees.

     Other Compensation. In order to lower the base salaries currently payable to certain employees, thereby conserving the Company's working capital, the Company has entered into deferred compensation agreements with certain employees whereby compensation is deferred until termination of employment with the Company. The deferred compensation agreements provide, in part, that if the employee has attained the age of 56 or older on the date of his termination of employment, the Company will pay to the employee certain compensation for a period of 10 years. The annual amount payable by the Company increases 10% for each year of service after age 56 with the maximum amount payable if the employee retires at age 65 or older. Certain of the deferred compensation agreements require that the individual provide advisory services to the Company and to refrain from substantial competition with the Company during this 10 year period after retirement. The Company believes that deferred compensation agreements such as these encourage employees of the Company to remain employed by or associated with the Company. The Company maintains life insurance coverage for each eligible executive so that upon the death of such executive the Company will recover from the insurance proceeds a sum approximately sufficient to offset the aggregate benefits payable under each agreement.

     Long-Term Incentive Compensation. The Company's long-term incentive compensation program consists principally of stock options which generally vest over a number of years. The number of shares of Common Stock subject to an executive's stock option grant is determined with reference to the responsibility and experience of the executive and competitive conditions. By aligning the financial interests of the Company's executives with those of the Company's shareholders, these equity awards are intended to be directly related to the creation of value for shareholders of the Company. The deferred vesting provisions are designed to create an incentive for the individual executive to remain with the Company.

     Benefits. The Company offers basic benefits, such as medical, life and disability insurance comparable to those provided by other similar companies.

     Chief Executive Officer. The relatively low compensation paid to Donald Jonas, the Chief Executive Officer of the Company during the fiscal year ended February 3, 1996, in comparison to compensation paid to chief executive officers of other comparable retailers, results from such officer's request that he not receive higher compensation. Mr. Jonas and the Board of Directors believe that, since Mr. Jonas is the largest single shareholder of the Company, his interests and those of the other shareholders are aligned, and therefore Mr. Jonas has sufficient incentive to want to maximize shareholder value. In addition, Mr. Jonas is a party to a consulting agreement with the Company which provides that, upon retirement at age 65 or older, Mr. Jonas will, for a period of 10 years, be annually paid up to $100,000 and be provided with (or be paid the cash equivalent of) certain services including a secretary, office, driver and car, in return for his providing certain advisory services to the Company and refraining from direct or indirect employment in substantial competition with the Company. The annual amount to be paid to Mr. Jonas under this consulting agreement will be reduced by 10% for each one year decrease in Mr. Jonas' retirement age below age 65. During the fiscal year ended February 3, 1996, no payment was made under such consulting agreement. The Company maintains life insurance coverage for Mr. Jonas to fund the aggregate benefits payable under such consulting agreement. Pursuant to a June 15, 1995 amendment to the consulting agreement, Mr. Jonas may participate in the Company's group life, medical and dental insurance plans, and will receive a car allowance, a driver and secretarial services. In addition, the Company will maintain split-dollar life insurance policies for the lives of Mr. Jonas and his wife.

SUBMITTED BY THE BOARD OF DIRECTORS:

            Donald Jonas                                     Robert Knox
            Albert Lechter                                   Roberta S. Maneker
            Anthony E. Malkin                                John Wolff
            Leonard Pfeffer                                  Charles A. Davis
            Martin S. Begun                                  Bernard D. Fischman
                                                             Norman Matthews

PERFORMANCE GRAPH

     The following graph illustrates, for the period from January 26, 1991 through February 3, 1996, the cumulative total shareholder return (including reinvestment of dividends) of $100 invested in (i) the Common Stock, (ii) the Total Return Index for the NASDAQ Stock Market (U.S. companies) and (iii) the Total Return Industry Index for NASDAQ Retail Trade Stocks.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                      FOR THE YEAR ENDED FEBRUARY 3, 1996

                                                  THE NASDAQ
      MEASUREMENT PERIOD           LECHTERS,     STOCK MARKET    NASDAQ RETAIL
    (FISCAL YEAR COVERED)            INC.            (US)        TRADE STOCKS
1991                                  100.0000        100.0000        100.0000
1992                                  266.1417        152.9767        174.6058
1993                                  255.1181        172.9917        157.5199
1994                                  185.8268        198.9469        169.3822
1995                                  216.5354        189.7995        149.3229
1996                                   67.7165        268.3547        168.9813

                              CERTAIN TRANSACTIONS

     A subsidiary of the Company operates two stores in buildings in which Donald Jonas has an interest. A subsidiary of the Company operates four stores in buildings which are managed by a company with whom Mr. Malkin is affiliated and in which Mr. Malkin's father has an interest. The Company believes that the terms of these leases are comparable to other similar leases to which the Company is a party.

COMPLIANCE WITH OWNERSHIP REPORTING REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based upon a review of such forms furnished to the Company, the Company believes that during the fiscal year ended February 3, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The firm of Deloitte & Touche LLP, independent auditors, has audited the books and records of the Company since 1975 and the Board of Directors desires to continue the services of this firm for the current fiscal year. Accordingly, the Board of Directors recommends that the shareholders ratify the appointment by the Board of Directors of the firm of Deloitte & Touche LLP to audit the books and accounts of the Company for the current fiscal year.

     Representatives of Deloitte & Touche LLP are expected to be available at the Annual Meeting of Shareholders to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     Shareholders of the Company wishing to include proposals in the proxy material in relation to the annual meeting of the Company to be held in 1997 must submit the same in writing so as to be received at the executive office of the Company on or before January 12, 1997. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to shareholders' proposals.

     THE COMPANY WILL PROVIDE ANY SHAREHOLDER OF RECORD AT THE CLOSE OF BUSINESS ON MAY 3, 1996, WITHOUT CHARGE, UPON WRITTEN REQUEST TO ITS SECRETARY AT 1 CAPE MAY STREET, HARRISON, NEW JERSEY 07029, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED FEBRUARY 3, 1996.

                                       By Order of the Board of Directors,

                                                IRA S. ROSENBERG,
                                                    Secretary
May 17, 1996

                                 Lechters, Inc.
                                1 Cape May Street
                         Harrison, New Jersey 07029-9998
                 Annual Meeting of Stockholders -- June 18, 1996
           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints Donald Jonas and Ira S. Rosenberg and either of them proxies of the undersigned with full power of substitution, to vote all the shares of Common Stock, without par value, and Series A Preferred Stock, $100 par value, of Lechters, Inc. (the "Company") held of record by the undersigned on May 3, 1996, at the Annual Meeting of Shareholders to be held June 18, 1996, and at any adjournment thereof.

                                 Lechters, Inc.

    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.



1. Election of Directors --

Nominees: Charles A. Davis, Bernard D. Fischman, Anthony E. Malkin and Norman Matthews.

                                       For All
                   For     Withheld     Except
                   / /       / /         / /



- --------------------------------------
(Except nominee(s) written above)

2. Ratification of selection of Deloitte & Touche LLP as Independent Public Accountants of the Company for the fiscal year ending February 1, 1997.


                 For       Against      Abstain
                   / /       / /         / /

3. In their discretion, the proxies are authorized to vote upon such other matters as may come before the meeting or any other adjournment thereof.

                 For       Against      Abstain
                   / /       / /         / /



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THIS PROXY WILL BE VOTED "FOR" ITEMS (1), (2) AND (3), AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said attorneys, agents, proxies, their substitutes or any of them may lawfully do by virtue hereof.


________________________________________________________________________________
________________________________________________________________________________
Dated:___________________________________________________________________, 199__


Please date this Proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, this Proxy should be signed by a duly authorized officer. If a partnership, please sign in partnership name by authorized person. Please date, sign and return this Proxy Card in the enclosed envelope. No postage is required if mailed in the United States.